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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

IMPERIAL OIL LIMITED
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	0-12014 (Commission File Number)	98-0017682 (IRS Employer Identification No.)
111 St. Clair Avenue West Toronto, Ont., Canada (Address of principal executive offices)	M5W 1K3 (Zip Code)

Registrant's telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

ITEM 12.    Results of Operations and Financial Condition.

        On April 22, 2003, Imperial Oil Limited (the "Company") by means of a press release and a speech by the Company's chairman, president and chief executive officer at the Company's annual meeting of shareholders disclosed information relating to the Company's financial condition and results of operations for the fiscal quarter ended March 31, 2003. Copies of each statement are attached as Exhibits 99.1 and 99.2 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED
Date: April 24, 2003	By:	/s/ Paul A. Smith Name: Paul A. Smith Title: Controller and Senior Vice-President, Finance and Administration
Date: April 24, 2003	By:	/s/ John Zych Name: John Zych Title: Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of the Company on April 22, 2003 disclosing information relating to the Company's financial condition and results of operations for the fiscal quarter ended March 31, 2003
99.2
Speech by the Company's chairman, president and chief executive officer at the Company's annual meeting of shareholders on April 22, 2003 disclosing information relating to the financial condition and results of operations for the fiscal quarter ended March 31, 2003

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SIGNATURES
INDEX TO EXHIBITS